UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   August 1, 2006

PACIFIC ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	1-31345	68-0490580
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5900 Cherry Avenue, Long Beach, CA		90805
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (562)728-2800

NOT APPLICABLE
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             OTHER EVENTS

On August 1, 2006 Plains All American Pipeline, L.P. and Pacific Energy Partners, L.P. (“Pacific Energy”) issued a joint press release, a copy of which is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

99.1                Plains All American Pipeline, L.P. and Pacific Energy Partners, L.P. Joint Press Release dated August 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC ENERGY PARTNERS, L.P.

By:	PACIFIC ENERGY GP, LP,
its general partner

	By:	PACIFIC ENERGY MANAGEMENT LLC,
its general partner

		By:	/s/ Gerald A. Tywoniuk
Gerald A. Tywoniuk
Senior Vice President and Chief Financial Officer

Dated: August 1, 2006

EXHIBIT INDEX

Exhibit 99.1 — Plains All American Pipeline, L.P. and Pacific Energy Partners, L.P. Joint Press Release dated August 1, 2006.